EXHIBIT 99.1

September 29, 2009

Left Behind Games Inc. – CEO Update

Dear Fellow Stockholders:

Today, I have received numerous calls with questions relating to a variety of issues. The purpose of this letter is to provide clarification.

Explanation of the Forward-Split Postponement

The postponement was nothing more than a delay in our filing to FINRA, which resulted from our underestimated time necessary to assemble and provide the information required. That filing was completed yesterday, which must occur at least 10 days prior to the effective date of the forward-split, and the process is now officially moving forward.

Explanation of Share Issuances

As many of you know, I was the lead original developer of the first 3D John Madden Football games, a brand which has gone on to make more than a billion dollars for Electronic Arts. I am also one of the few video game developers that have gone to work for a missionary organization for more than 5 years; only to return to the video game industry with a purpose to perpetuate Christian video games. Personally, I am humbled by the responsibilities I have now and provide all credit for my experiences to the author of my faith; the Almighty.

As the Chairman of the Board, I feel compelled to seek out competent leaders in the Christian media business who will join our Board of Directors. The recent share issuances solidify control issues and now, we are free to expand our Board of Directors in a manner which is not control focused, but instead, focused on profitability and growth.

Potential Expansion of Board of Directors

It is our expectation that we will add Board members that have experience in and/or with 1) video game companies, or; 2) public companies, or; 3) media companies, and or the 4) Christian marketplace. Please feel free to send any recommendations that meet this criteria to my email below.

Should you have any further questions, please go to the Investor Relations page of our website and contact our Director of Investor Relations. I am available at the number below if the nature of any further questions can not be satisfied by our trusted advisors.

Most sincerely,

/s/ Troy Lyndon

Troy Lyndon

Chief Executive Officer

Inspired Media Entertainment

Left Behind Games Inc.

troy@inspiredmedia.com

(951) 634-5457 Direct

This letter may contain certain “forward-looking statements” that are based on the Company’s current expectations, assumptions, estimates and projections about its business and industry.  various words, including, but not limited to, “may,” “expects,” “plans,” “anticipates,” “intends,” “will or would,” and similar expressions (modified as may be required by the context) are intended to identify “forward-looking statements.”  There can be no assurance that any of such statements will accurately predict future events, and actual results are subject to various risks and uncertainties that could cause the Company’s actual results to differ significantly and materially from those reflected in any forward-looking statements.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements which express the current beliefs and expectations of Left Behind Games’ management, including the expectation of improved sales of the company’s products. Such statements are subject to a number of known and unknown risks and uncertainties that could cause Left Behind Games’ future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Other important factors that may cause actual results to differ materially from the forward-looking statements are discussed in the "Risk Factors" section and other sections of Left Behind Games' Form 10-KSB for the year ended March 31, 2006, which is on file with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.